American Funds Insurance Series® Managed Risk Asset Allocation Fund Summary Prospectus Supplement July 2, 2018 (for Class P1 and Class P2 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers of the underlying fund” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying fund The individuals primarily responsible for the portfolio management of the underlying fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the underlying fund	Primary title with investment adviser
Alan N. Berro President	18 years	Partner – Capital World Investors
David A. Daigle	9 years	Partner – Capital Fixed Income Investors
Peter Eliot	2 years	Partner – Capital International Investors
Jeffrey T. Lager	11 years	Partner – Capital International Investors
Jin Lee	Less than 1 year	Partner – Capital World Investors
James R. Mulally	12 years	Partner – Capital Fixed Income Investors
John R. Queen	2 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-012-0718O CGD/8024-S68789